EXHIBIT 10.1
EIGHTH AMENDMENT TO
ASSET SALE AGREEMENT
This EIGHTH AMENDMENT TO THE ASSET SALE AGREEMENT (this “Amendment”), dated as of August 11, 2026 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER FUNDING LLC, a Delaware limited liability company having its principal location in San Francisco, California (“PFL”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Asset Sale Agreement (as defined below).

RECITALS
WHEREAS, reference is made to that certain Asset Sale Agreement, dated as of July 1, 2016, by and between Bank and PFL (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Asset Sale Agreement”); and
WHEREAS, the Parties desire to amend the Existing Asset Sale Agreement to provide for certain amendments to the Program terms.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and PFL mutually agree as follows:
1.Term.
(a)Section 8(a) of the Existing Asset Sale Agreement is amended and restated in its entirety as follows:
“This Agreement shall begin on the Effective Date and end on February 1, 2029 (the “Initial Term”) and shall renew automatically for successive terms of one (1) year (each, a “Renewal Term,” and collectively, the Initial Term and any Renewal Terms shall be referred to as the “Term”), unless either Party provides notice of non-renewal to the other Party at least ninety (90) days prior to the end of the then applicable Term or this Agreement is earlier terminated in accordance with the provisions hereof.”
(b)Section 8(c)(5) and Section 8(d)(5) of the Existing Asset Sale Agreement are hereby deleted in their entirety.
2.Miscellaneous.
(a)Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Asset Sale Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Asset Sale Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Asset Sale Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Asset Sale Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Asset Sale Agreement. In the event of any inconsistency between this Amendment and the Existing Asset Sale Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Asset Sale Agreement shall be deemed to mean the Existing Asset Sale Agreement as amended by this Amendment.
(b)Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the Amendment Effective Date.

WEBBANK:

By: /s/ Jason Lloyd
Name: Jason Lloyd
Title: President and CEO

PROSPER FUNDING LLC

By: /s/ Edward R. Buell III
Name: Edward R. Buell, III
Title: Secretary and General Counsel
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